UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2010
Capital Senior Living Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 770-5600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As of September 10, 2010, Capital Texas S, LLC, a wholly owned subsidiary of Capital Senior Living Corporation (the “Company”), entered into a master lease agreement (the “Master Lease Agreement”) with affiliates of Health Care REIT, Inc. (“HCN”) in connection with a twelve community transaction described in Item 2.01. The twelve communities are located in Texas and have approximately 677 units, which include 532 units of assisted living and 145 units of memory care, with a combined capacity of 764 residents. The initial annual rent under the Master Lease is $6,698,000, subject to conditional escalation provisions. The Master Lease Agreement has a term of fifteen years with one fifteen-year renewal option beyond the initial term. The Master Lease Agreement is a “triple net” lease pursuant to which the Company pays all expenses of the properties except principal and interest on any debt of the properties. The Master Lease Agreement contains customary representations and warranties as well as affirmative and negative covenants. The Master Lease Agreement is guaranteed by another subsidiary of the Company.
The description of the Master Lease Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Master Lease Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed, Capital Senior Living Acquisition, LLC, a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement, dated as of June 25, 2010 (the “Asset Purchase Agreement”), with Signature Assisted Living of Texas, LLC (“Signature”) to acquire the leasehold interests in 12 communities and certain related personal property from Signature (the “Acquisition”). On September 10, 2010, the Company completed the Acquisition pursuant to the terms of the Asset Purchase Agreement.
Pursuant to the terms of the Asset Purchase Agreement, the Company acquired the assets for aggregate consideration of $25,750,000. Funds for the Acquisition were provided by HCN. The expense to the Company for the Master Lease Agreement and the use of the funds provided by HCN is approximately $8.9 million per year, subject to conditional annual escalation provisions. A copy of the Note by Capital Texas S, LLC to HCN evidencing its obligation to repay the Acquisition funds to HCN is filed as Exhibit 10.2 and is incorporated herein by reference. The principal of the Note is non-recourse to Capital Texas S, LLC.
The disclosure under Item 1.01 is incorporated herein by reference.
The description of the Asset Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is incorporated herein by reference as Exhibit 2.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Items 1.01 and 2.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On September 13, 2010, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information being furnished under this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

In the press release, the Company’s management utilized non-GAAP financial measures, including pro forma adjusted EBITDAR, adjusted CFFO, adjusted CFFO per share and other items. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for its facilities and for the Company as a whole. These measures are commonly used as an analytical indicator within the senior housing industry, and also serve as a measure of leverage capacity and debt service ability. The Company has provided this information in order to enhance investors overall understanding of the Company’s financial performance and prospects. In addition, because the Company has historically provided this type of information to the investment community, the Company believes that including this information provides consistency in its financial reporting.
These non-GAAP financial measures should not be considered as measures of financial performance under generally accepted accounting principles, and items excluded from them are significant components in understanding and assessing financial performance. These measures should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities, earnings per share or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because these measures are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, these measures as presented may not be comparable to other similarly titled measures of other companies.
By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information under this Item 7.01 and Exhibit 99.1 is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in the press release that become untrue because of new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The Company will file the financial statements required by this Item by amendment to this Current Report on Form 8-K no later than 71 days from the date on which this report is required to be filed.
(b) Pro forma financial information.
The Company will file the financial statements required by this Item by amendment to this Current Report on Form 8-K no later than 71 days from the date on which this report is required to be filed.
(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 25, 2010, between Capital Senior Living Acquisition, LLC and Signature Assisted Living of Texas, LLC (filed as Exhibit 2.1 to the Company’s Current Reports on Form 8-K, filed on June 28, 2010, and incorporated herein by reference)*

10.1	Master Lease Agreement, dated as of September 10, 2010, between Capital Texas S, LLC and the Landlord parties thereto

10.2	Note dated as of September 10, 2010 by Capital Texas S, LLC in favor of Health Care REIT, Inc.

99.1	Press Release, dated September 13, 2010

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Agreement Plan have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2010	Capital Senior Living Corporation
	By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 25, 2010, between Capital Senior Living Acquisition, LLC and Signature Assisted Living of Texas, LLC (filed as Exhibit 2.1 to the Company’s Current Reports on Form 8-K, filed on June 28, 2010, and incorporated herein by reference)*

10.1	Master Lease Agreement, dated as of September 10, 2010, between Capital Texas S, LLC and the Landlord parties thereto

10.2	Note dated as of September 10, 2010 by Capital Texas S, LLC in favor of Health Care REIT, Inc.

99.1	Press Release, dated September 13, 2010

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Agreement Plan have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.